--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                           Emerging Markets Stock Fund
--------------------------------------------------------------------------------
                                 April 30, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

Emerging Markets Stock Fund

* It was a rough period for emerging markets. Fortunately, stocks rebounded in some parts of Eastern Europe and Latin America, helping fund results over the last six months.

* Despite the turmoil, your fund had an excellent six-month return, far surpassing its benchmark index and Lipper peer group. Performance was slightly negative for the 12 months, but superior to the benchmark.

* Superior relative results reflected fund exposure to stronger markets and good stock selection.

* The worst may be nearly over for most Asian markets, but problems could linger for a couple of years longer.

* Emerging market shares are selling at low valuations and look attractive compared with the stocks of developed markets.

Fellow Shareholders

     The past six months were tough for emerging market stocks, although your fund managed an excellent return. The declines of last autumn in Asia accelerated as the end of the year approached. Indonesia, Malaysia, Thailand, and South Korea fared the worst, but all emerging markets were caught in the contagion. Toward the end of 1997 some logic returned, and countries with low debt, improving economies, and sound management were able to regain some of the lost ground.

     Rebounds took place in some markets of emerging Europe and Latin America, followed by a general improvement in early February as Asia became more serious about addressing its problems. Cooperation with the IMF improved, with Thailand and South Korea the most energetic in accepting the necessary medicine. Short-term debt liabilities were successfully renegotiated in a number of markets, and the trade picture started to improve after the savage devaluations. Asian markets rallied sharply, although they remain well down from their peak levels in U.S. dollar terms. It will take some time to exorcise the economic excesses, but stock markets should now be close to bottoming.

================================================================================
Market Performance
--------------------------------------------------------------------------------

In U.S. Dollar Terms
Periods Ended 4/30/98                     6 Months          12 Months

Argentina                                   13.72%             10.22%
Brazil                                      16.61               0.08
Chile                                      -14.15             -15.80
China Free                                 -29.84             -40.37
Israel (nondomestic)                         6.70              41.35
Malaysia Emerging                          -14.40             -60.69
Mexico                                      14.12              33.72
Poland                                      19.81               0.34
South Africa                                18.46               1.79
Thailand                                    -4.14             -59.25
Source: FAMEInformation Services, Inc.; based on MSCI indices.
================================================================================

     Elsewhere, Brazil performed well as the pace of reform and privatizations was maintained, and the trade picture continued to improve. Stocks there appear to carry some of the most appealing valuations among all emerging markets. The economic picture in emerging Europe continued to improve steadily, buoyed by healthier economies in developed Europe. However, Russia saw some profit-taking with a weaker oil price and political uncertainty not helping. South Africa did relatively well on a combination of declining interest rates and a gently improving economy.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/98                     6 Months          12 Months
--------------------------------------------------------------------------------
Emerging Markets Stock Fund                 12.38%             -0.47%
MSCI Emerging Markets
Free Index                                   3.64             -14.53
Lipper Emerging Markets
Funds Average                                3.49              -6.18
================================================================================

     Despite the market turmoil, your fund provided a solid return, significantly outperforming the MSCI Emerging Markets Free Index and the average return of competitive funds during both the 6- and 12-month periods ended April 30, 1998. Much of the superior result was attributed to positive country weightings, since we had relatively low exposure to the hard-hit Asian markets, and to a high focus on the better-performing bourses of Brazil, Argentina, Mexico, Russia, and Hungary. Our stock selection was also beneficial, with steady telecommunications and utilities shares outperforming cyclicals in an environment of generally slowing economies. However, strong returns during the past six months could not overcome the poor results of the first half of our fiscal year, and the fund's return for the 12-month period ended slightly negative.

     We added back to positions in Asia and Africa over the past half year at the expense of Latin America and emerging Europe. However, we added only slightly to Asia; while confidence is improving and currencies have rallied, corporate balance sheets generally remain in poor shape. The negative impact of excessive debt and high real estate prices will not disappear overnight. We increased our exposure a bit to South Africa because falling interest rates and inflation, coupled with a bottoming of corporate earnings growth, provide a good investment backdrop. We took some profits in Brazil, Hungary, and Israel, where markets performed well in 1997 and some stocks appear fully priced.

MARKET REVIEW

LATIN AMERICA

     The picture in Latin America was mixed during the last six months, but the major markets where we were heavily exposed led the advance. While BRAZIL gained more than 16% and MEXICO 14%, PERU lost 2% and COLOMBIA over 20%. Brazil seems to have weathered the Asian storm particularly well on the economic front. Inflation has fallen to under 4%, GDP growth remained steady at 2.5%, and the trade balance turned around. Exports grew in the high teens for the last three months, while import growth turned sharply down with Brazil's high interest rate policy. Brazil continued to push forward with privatization, and the recent budget revealed serious fiscal fortitude. We found good value in stocks, with many trading at less than six times cash flow. Of importance for the market will be the forthcoming privatization of TELECOMUNICACOES BRASILEIRAS (TELEBRAS), the telecommunications monopoly that is the largest portfolio holding.

     [Geographic Diversification pie chart showing Latin America 37%, Asia 21%, Europe 27%, Africa and the Middle East 12%, Other and Reserves 3%]

     By contrast, Mexico slipped as the economy is growing too fast and is sucking in imports. Exports stagnated due to sharp peso appreciation, while imports grew more than 20% over the past 12 months. At the corporate level, TELEFONOS DE MEXICO (TELMEX) suffered from an increase in domestic competition and a threat to its long distance rates. CHILE was lackluster as slumping copper prices continued to weigh on exports.

EASTERN EUROPE

     Most emerging European countries held up extremely well through this tough period. Stock markets in POLAND, the CZECH REPUBLIC, and HUNGARY rose 20%, 3%, and 30% in dollar terms, respectively, during the six-month period, but RUSSIAN shares fell 19%. In Russia the slumping price of oil, a key export, was aggravated by political uncertainty. President Yeltsin decided to sack his whole cabinet in a completely unexpected move. Uncertainty remains, although it looks like a more reform-oriented government has emerged, which should be a positive development. Tax reform and debt repayment remain the key policy initiatives for the administration to tackle. Despite these concerns, stocks look extremely cheap relative to their international peers.

     Hungary is still a key market for us at almost 7% of portfolio assets, and corporate earnings again produced pleasant surprises. The country has the most advanced legal and institutional framework in the region and some of the best growth stocks. The Czech Republic looks relatively unexciting with the anti-free market Social Democrats likely to emerge victorious in the forthcoming election.

     By contrast, Mediterranean markets experienced most of the fireworks in terms of performance. Late in the period, Greece announced a 13% devaluation of the drachma coupled with firm plans to enter the European Monetary Union. Bond prices soared as they did in Spain, Portugal, and Italy once convergence of local bond yields with German yields seemed likely. The Greek stock market took this very well and gained more than 50% in dollar terms in two months. We were already overweight in that market but added further to the banking sector where bond portfolio profits should be significant.

FAR EAST

     Asia  started the year  poorly  with  collapsing  currencies  and  markets.
However, the mood turned as the IMF agreed to a rescue package for THAILAND (where we had 1.8% of assets invested) involving widespread restructuring, and SOUTH KOREA (1.2%) successfully renegotiated its short-term debts. The stock markets turned around sharply, with all rising more than 10% during the Chinese New Year holiday. Despite this rebound, Thailand still fell over 4% and South Korea over 20% in dollar terms during the six-month period. We believe the worst is nearly over for Asian stock markets, but the recovery will not be rapid since their economic problems are likely to linger for at least a couple of years.

     The problem is largely one of debt, which has risen rapidly over the last few years to upwards of 140% of GDP in Thailand, South Korea, and INDONESIA
(where your fund had an exposure of only 0.5%). Unlike Latin America in the early 1990s, the debt problem is largely corporate, which makes coordination harder. Debt-to-equity ratios in Thailand, Indonesia, and South Korea are over 100% and servicing the debt in U.S. dollars has become increasingly difficult. Coupled with this, stock markets here typically have large property and banking sectors that are likely to remain in difficult straits for some time. Certainly there are good companies in Asia, but stock selection has become ever more critical given questionable financial structures.

==============================
 .  .  .  stock  selection  has
become   ever  more   critical
given  questionable  financial
structures.
------------------------------

     Thailand appears set to emerge from the crisis fastest as Prime Minister Chuan has become something of a cult hero in the West for his strict adherence to IMF guidelines. South Korea is saying the right things at the government level, but the dominant chaebol industrial groups seem reluctant to restructure and still carry alarming levels of debt. Indonesia refuses to acknowledge that there is a problem, and MALAYSIA is currently in a state of political turmoil. We increased exposure to Thailand through the luxury DUSIT THANI hotel chain where tourism has risen because of the devalued currency. We have some exposure to INDIA and are monitoring the situation closely in the aftermath of its nuclear tests. However, overall we still find better stock value with far healthier balance sheets in other parts of the emerging world than in Asia.

AFRICA

     SOUTH AFRICAN stocks rose 18% in U.S dollar terms over six months. Falling interest rates, declining inflation to under 5% for the past 12 months, and a pickup in consumer credit growth helped. There were several large financial sector mergers among banks and insurance companies, and increasing focus on shareholder value. Industrial shares strongly outperformed mining stocks. We gently raised our exposure here to about 7% of the portfolio in the belief that the country is now in the sweet spot of its economic cycle. However, the longer-term constraints of high unemployment and low productivity still remain.

OUTLOOK

     As a result of fallout from the storm clouds of Asia, emerging market stocks have fallen from favor since 1993, which was a robust year for these markets. However, we believe the long-term case is still intact and emerging markets currently look attractive. Bond yield premiums above U.S Treasury yields are well above normal, inflation is generally under control, earnings growth remains reasonable, and stock valuations are as cheap as they have been for at least five years. Brazilian shares sell for six times cash flow and one times book value, and the Russian market sports similar valuations. These measures of equity value stand in sharp contrast to the developed world, where markets are generally in uncharted territory.

     We remain cautiously optimistic about prospects for emerging market investors. The events of the past year illustrate the risks of investing in these markets, but we believe that over the long term the potential rewards will be commensurate with those risks.

Respectfully submitted,

/s/

Martin G. Wade
President

May 22, 1998

T. Rowe Price Emerging Markets Stock Fund
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         4/30/98
Telecomunicacoes Brasileiras (Telebras), Brazil .....................       5.9%
Richter Gedeon, Hungary .............................................       3.1
Lukoil, Russia ......................................................       2.9
Unified Energy Systems, Russia ......................................       2.8
Telefonos de Mexico (Telmex), Mexico ................................       2.5
Vimpel Communications, Russia .......................................       2.4
Hellenic Telecommunication, Greece ..................................       2.3
YPF Sociedad Anonima, Argentina .....................................       2.2
National Bank of Greece, Greece .....................................       2.1
Alpha Credit Bank, Greece ...........................................       2.1
Matav, Hungary ......................................................       1.7
Petrol Brasileiros (Petrobras), Brazil ..............................       1.7
Cemex, Mexico .......................................................       1.6
Bank Hapoalim, Israel ...............................................       1.5
Mahanagar Telephone, India ..........................................       1.4
Magyar Olaj Es Gazipari, Hungary ....................................       1.4
South African Breweries, South Africa ...............................       1.4
Standard Bank Investment Corporation, South Africa ..................       1.3
ITC, India ..........................................................       1.3
Industrial Credit & Investment Corporation of India, India ..........       1.3
Telefonica de Argentina, Argentina ..................................       1.3
Huaneng Power International, China ..................................       1.3
Cia Energetica Minas Gerais, Brazil .................................       1.2
First National Bank, South Africa ...................................       1.2
Intracom, Greece ....................................................       1.2
--------------------------------------------------------------------------------
Total                                                                      49.0%
================================================================================

T. Rowe Price Emerging Markets Stock Fund
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Emerging Markets Stock Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                              Since    Inception
Periods Ended 4/30/98                1 Year    3 Years    Inception         Date
Emerging Markets Stock Fund          -0.47%      7.04%        8.41%      3/31/95

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Emerging Markets Stock Fund
====================================================================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights

                                                       6 Months                    Year                                   3/31/95
                                                          Ended                   Ended                                   Through
                                                        4/30/98                10/31/97              10/31/96            10/31/95
NET ASSET VALUE
Beginning of period .......................       $       11.08           $       11.59          $      10.48          $    10.00
Investment activities
        Net investment income .............                0.01*                   0.02*                 0.02*               0.02*
        Net realized and
        unrealized gain (loss) ............                1.33                   (0.23)                 1.08                0.44
        Total from
        investment activities .............                1.34                   (0.21)                 1.10                0.46
Distributions
        Net investment income .............                --                     (0.04)                (0.01)               --
        Net realized gain .................               (0.15)                  (0.30)                 --                  --
        Total distributions ...............               (0.15)                  (0.34)                (0.01)               --
        Redemption fees added
        to paid-in-capital ................                0.02                    0.04                  0.02                0.02
NET ASSET VALUE
End of period .............................       $       12.29           $       11.08          $      11.59          $    10.48
Ratios/Supplemental Data
Total return ..............................               12.38%*                 (1.60)%*              10.69%*              4.80%*
Ratio of expenses to
average net assets ........................                1.75%+*                 1.75%*                1.75%*              1.75%+*
Ratio of net investment
income to average
net assets ................................                0.15%+*                 0.21%*                0.44%*              0.54%+*
Portfolio turnover rate ...................                27.5%                   84.3%                 41.7%               28.8%+
Average commission
rate paid .................................       $      0.0008           $      0.0003          $     0.0004          $     --
Net assets, end of period
(in thousands) ............................       $     122,813           $     119,285          $     67,896          $   14,399

*    Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 10/31/98.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Stock Fund
================================================================================
Unaudited                                                         April 30, 1998

================================================================================
Statement of Net Assets                                    Shares/Par      Value
--------------------------------------------------------------------------------
                                                                    In thousands

ARGENTINA  5.5%
Common Stocks  5.5%
Banco Frances del Rio de la Plata ADR (USD) ...........        19,300     $  561
Banco Rio de la Plata ADR (USD) * .....................        45,970        632
Perez Companc (Class B) ...............................       143,812        864
Telecom Argentina Stet (Class B) ADR (USD) ............        10,070        363
Telefonica de Argentina (Class B) ADR (USD) ...........        40,300      1,554
YPF Sociedad Anonima (Class D) ADR (USD) ..............        78,050      2,722
Total Argentina (Cost $6,096) .........................         6,696

BRAZIL  16.8%
Common Stocks  5.0%
Cia Paranaense de Energia Copel .......................    38,306,000        442
Electricidade de Rio de Janeiro ....................... 1,721,921,000      1,250
Eletrobras ............................................    31,575,000      1,298
Light Servicos de Electricidade .......................       346,000        139
Pao de Acucar GDS (USD) ...............................        43,000      1,145
Telecomunicacoes Brasileiras ..........................     8,468,000        840
Unibanco GDR (USD) ....................................        26,522      1,054
                                                                           6,168

Preferred Stocks  11.8%
Banco Bradesco ........................................    70,928,455        651
Banco Itau ............................................       996,960        671
Brahma ................................................     1,062,141        692
Cia Energetica Minas Gerais ...........................    25,478,745      1,237
Cia Energetica Minas Gerais ADR,
        Sponsored, Nonvoting (USD) ....................         4,890        235
Ericsson Telecomunicacoes .............................    11,474,000        351
Petrol Brasileiros ....................................     8,019,000      2,033
Telecomunicacoes Brasileiras ADR (USD) ................        52,839      6,436
Telecomunicacoes de Minas Gerais (Class B) ............     3,810,000        588
Telecomunicacoes de Sao Paulo .........................     3,490,803      1,187
Telecomunicacoes do Parana ............................       325,036        186
Telecomunicacoes do Rio de Janeiro ....................     1,287,988        203
                                                                          14,470
Total Brazil (Cost $19,593) ...........................                   20,638

CHILE  2.4%
Common Stocks  2.4%
Chilectra ADR (144a) (USD) ............................        39,157     $1,091
Compania Cervecerias Unidas ADS (USD) .................        12,472        344
Compania de Telecomunicaciones de Chile ADR (USD) .....        13,955        350
Embotelladora Andina ADR (USD) ........................        18,748        423
Empresa Nacional de Electricidad Chile ADR (USD) ......        17,830        311
Enersis ADS (USD) .....................................        11,654        343
Santa Isabel ADR (USD) * ..............................         1,793         30
Total Chile (Cost $2,573) .............................                    2,892

CHINA  2.5%
Common Stocks  2.5%
Guangdong Electric Power (Class B) (HKD) ..............     1,427,981        791
Huaneng Power International (Class N) ADR (USD) * .....        67,000      1,474
Shenzhen Expressway (Class H) (HKD) * .................     2,870,000        787
Total China (Cost $3,415) .............................                    3,052

CZECH REPUBLIC  1.2%
Common Stocks  1.2%
Cokoladovny ...........................................         1,415        226
SPT Telecom * .........................................         8,376      1,218
Total Czech Republic (Cost $1,084) ....................                    1,444

EGYPT  0.7%
Common Stocks  0.7%
MISR International Bank ...............................        35,000        898
Total Egypt (Cost $1,204) .............................                      898

GREECE  7.6%
Common Stocks  7.6%
Alpha Credit Bank .....................................        24,080      2,540
Hellenic Telecommunication ............................        97,037      2,778
Intracom ..............................................        22,560      1,406
National Bank of Greece ...............................        14,990      2,637
Total Greece (Cost $6,212) ............................                    9,361

HONG KONG  0.8%
Common Stocks  0.8%
China Telecom * .......................................       440,000       $835
Legend Holdings * .....................................       464,000        199
Total Hong Kong (Cost $916) ...........................                    1,034

HUNGARY  6.8%
Common Stocks  6.8%
EGIS ..................................................        14,090        735
Fotex * ...............................................       135,301        133
Magyar Olaj Es Gazipari ...............................        55,184      1,677
Matav * ...............................................       354,887      2,072
Richter Gedeon GDS (USD)* .............................        35,195      3,748
Total Hungary (Cost $7,009) ...........................                    8,365

INDIA  6.9%
Common Stocks  6.9%
HDF Corporation* ......................................         7,050        573
Hindustan Lever .......................................        29,500      1,171
Hindustan Petroleum ...................................        67,000        683
Industrial Credit & Investment Corporation of India * .       615,450      1,604
ITC ...................................................        63,800      1,272
ITC GDR (USD) .........................................        15,000        345
Mahanagar Telephone * .................................       279,000      1,770
Ranbaxy Laboratories ..................................        49,000        819
State Bank of India ...................................        36,600        266
Total India (Cost $8,232) .............................                    8,503

INDONESIA  0.5%
Common Stocks  0.5%
Gulf Indonesia Resources (USD) * ......................        42,000        646
Total Indonesia (Cost $784) ...........................                      646

ISRAEL  4.3%
Common Stocks  4.3%
Agis ..................................................        49,320        336
Bank Hapoalim .........................................       681,630     $1,827
ECI Telecom (USD) .....................................        25,200        769
Koor Industries .......................................         5,730        724
Super Sol .............................................       292,777        921
Teva Pharmaceutical ADR (USD) .........................        15,050        643
Total Israel (Cost $5,469) ............................                    5,220

MALAYSIA  0.9%
Common Stocks  0.9%
Resorts World * .......................................       366,000        707
Tenaga Nasional .......................................       222,000        443
Total Malaysia (Cost $2,885) ..........................                    1,150

MEXICO  10.6%
Common Stocks  10.6%
Cemex (Class B) * .....................................       324,540      1,948
Cifra (Class V) ADR (USD) .............................        22,113        387
Coca-Cola Femsa ADR (USD) .............................        42,000        714
Fomentos Economico Mexicano (Class B) * ...............       149,024      1,104
Gruma (Class B) * .....................................        62,779        144
Grupo Elektra .........................................       629,000        899
Grupo Financiero Bancomer (Class B) ...................     1,282,000        886
Grupo Industrial Maseca (Class B) .....................       486,000        351
Grupo Modelo (Class C) ................................        97,000        917
Kimberly-Clark Mexico (Class A) .......................       176,000        864
Panamerican Beverages (Class A) (USD) .................        29,380      1,171
Telefonos de Mexico (Class L) ADR (USD) ...............        54,995      3,114
TV Azteca ADR (USD) ...................................        26,500        494
Total Mexico (Cost $10,048) ...........................                   12,993

PERU  0.9%
Common Stocks  0.9%
Credicorp (USD) .......................................        10,560        177
Telefonica del Peru (Class B) ADR (USD) ...............        42,490        940
Total Peru (Cost $1,138) ..............................                    1,117

PHILIPPINES  1.1%
Common Stocks  1.1%
Ayala Land ............................................     1,080,600       $424
Bank of the Philippine Islands ........................       139,000        346
La Tondena Distillers .................................       134,500        104
San Miguel (Class B) ..................................       243,700        401
Universal Robina ......................................       423,000         80
Total Philippines (Cost $2,464) .......................                    1,355

RUSSIA  11.7%
Common Stocks  11.7%
AO Mosenergo ADR (USD) ................................        21,325        768
Irkutskenergo ADR (USD) ...............................        35,807        362
Lukoil (USD)* .........................................        24,351        403
Lukoil ADR (USD) ......................................        46,104      3,146
Rao Gazprom ADS (USD) .................................        29,057        536
Rostelecom ADR (USD) * ................................        41,754        895
Sun Brewing GDR (USD) * ...............................        22,324        402
Surgutneftegaz ADR (USD) ..............................        43,313        325
Tatneft ADS (USD) .....................................        60,550      1,173
Unified Energy Systems GDR (USD) * ....................       103,239      3,399
Vimpel Communications ADR (USD) * .....................        54,163      2,925
Total Russia (Cost $15,168) ...........................                   14,334

SOUTH AFRICA  7.0%
Common Stocks  7.0%
ABSA Group ............................................        67,100        581
Edgars Stores .........................................        36,600        641
First National Bank ...................................       110,700      1,446
Metropolitan Life .....................................       184,500        657
Pick 'N Pay Stores ....................................       545,700      1,037
Sasol .................................................        97,800        987
South African Breweries ADS (USD) .....................        49,500      1,667
Standard Bank Investment Corporation ..................        27,200      1,609
Total South Africa (Cost $7,505) ......................                    8,625

SOUTH KOREA  1.2%
Common Stocks and Rights  1.2%
Korea Electric Power ..................................        24,000     $  327
Samsung Electronic ....................................        20,000      1,107
Samsung Electronic, Rights, 6/2/98* ...................         1,591         31
Total South Korea (Cost $1,414) .......................                    1,465

TAIWAN  5.0%
Common Stocks  5.0%
Acer ..................................................       119,000        198
Acer GDR (USD) ........................................        21,000        186
Asustek Computer GDR (USD) ............................        31,000        636
Bank Sino Pacific .....................................       693,393        505
Cathay Construction ...................................       369,000        342
Cathay Life Insurance .................................       164,000        657
Chuntex Electronics ...................................       133,000        244
Compal Electronics ....................................       190,000        827
Compeq Manufacturing ..................................        56,000        431
Delta Electronics .....................................        63,000        231
Far East Textile ......................................       266,000        242
Hon Hai Precision Industry ............................       128,000        745
Taishin International Bank ............................       239,150        168
Taiwan Semiconductor Manufacturing ....................       105,000        454
Tatung ................................................       295,000        273
                                                                           6,139

Preferred Stocks  0.0%
Taishin International Bank * ..........................        33,481         22
                                                                              22
Total Taiwan (Cost $6,614) ............................                    6,161

THAILAND  1.8%
Common Stocks  1.8%
Dusit Thani ...........................................       196,700        252
PTT Exploration & Production ..........................        84,800        895
Siam Cement ...........................................        41,100        581
Siam Makro ............................................       269,000        442
Total Thailand (Cost $2,402) ..........................                    2,170

VENEZUELA  0.5%
Common Stocks  0.5%
Compania Anonima Nacional Telefonos
        de Venezuela (Class D) ADR (USD) * ............        18,935       $634
Total Venezuela (Cost $690) ...........................                      634

SHORT-TERM INVESTMENTS  3.0%
Money Market Funds  3.0%
Reserve Investment Fund, 5.65% ........................     3,710,612      3,711
Total Short-Term Investments (Cost $3,711) ............                    3,711

Total Investments in Securities
99.7% of Net Assets (Cost $116,626) ...................                 $122,464
Other Assets Less Liabilities .........................                      349

NET ASSETS ............................................                 $122,813

Net Assets Consist of:
Accumulated net investment income -
net of distributions ..................................               $      89
Accumulated net realized gain/loss -
net of distributions ..................................                  (6,337)
Net unrealized gain (loss) ............................                   5,741
Paid-in-capital applicable to
9,994,039 shares of $0.01 par
value capital stock outstanding;
2,000,000,000 shares of the
Corporation authorized ................................                 123,320

NET ASSETS ............................................               $  122,813
NET ASSET VALUE PER SHARE .............................               $    12.29

*    Non-income producing
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.9% of net assets.
ADR  American depository receipt
ADS  American depository share
GDR  Global depository receipt
GDS  Global depository share
HKD  Hong Kong dollar
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Stock Fund
================================================================================
Unaudited

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                           Ended
                                                                         4/30/98
Investment Income
Income
   Dividend (net of foreign taxes of $47) ....................         $  1,018
   Interest ..................................................               96
   Total income ..............................................            1,114
Expenses
   Investment management .....................................              675
   Shareholder servicing .....................................              202
   Custody and accounting ....................................               77
   Prospectus and shareholder reports ........................               33
   Registration ..............................................               16
   Legal and audit ...........................................               13
   Directors .................................................                3
   Miscellaneous .............................................                6
   Total expenses ............................................            1,025
Net investment income ........................................               89

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
   Securities ................................................           (6,047)
   Foreign currency transactions .............................             (229)
   Net realized gain (loss) ..................................           (6,276)
Change in net unrealized gain or loss
   Securities ................................................           19,659
   Other assets and liabilities
   denominated in foreign currencies .........................             --
   Change in net unrealized gain or loss .....................           19,659
Net realized and unrealized gain (loss) ......................           13,383

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................         $ 13,472

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Stock Fund
================================================================================
Unaudited

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                          6 Months         Year
                                                             Ended        Ended
                                                           4/30/98     10/31/97
Increase (Decrease) in Net Assets
Operations
   Net investment income .............................   $      89    $     251
   Net realized gain (loss) ..........................      (6,276)       1,407
   Change in net unrealized gain or loss .............      19,659      (12,011)
   Increase (decrease) in net assets from operations .      13,472      (10,353)
Distributions to shareholders
   Net investment income .............................          --         (243)
   Net realized gain .................................      (1,562)      (1,829)
   Decrease in net assets from distributions .........      (1,562)      (2,072)
Capital share transactions *
   Shares sold .......................................      18,529      102,370
   Distributions reinvested ..........................       1,518        2,007
   Shares redeemed ...................................     (28,583)     (40,915)
   Redemption fees received ..........................         154          352
   Increase (decrease) in net assets from capital
   share transactions ................................      (8,382)      63,814
Net Assets
Increase (decrease) during period ....................       3,528       51,389
Beginning of period ..................................     119,285       67,896
End of period ........................................   $ 122,813    $ 119,285
*Share information
   Shares sold .......................................       1,623        7,922
   Distributions reinvested ..........................         133          173
   Shares redeemed ...................................      (2,525)      (3,192)
   Increase (decrease) in shares outstanding .........        (769)       4,903

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Stock Fund
================================================================================
Unaudited                                                         April 30, 1998

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds Inc. (the corporation) is registered under the Investment Company Act of 1940. The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1995.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in open-end mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     EMERGING MARKETS At April 30, 1998, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $31,522,000 and $39,810,000, respectively, for the six months ended April 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $116,626,000, and net unrealized gain aggregated $5,838,000, of which $15,537,000 related to appreciated investments and $9,699,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $119,000 was payable at April 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 1.75%. Thereafter, through October 31, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.75%. Pursuant to a previous agreement, $47,000 of unaccrued 1995-1996 fees were repaid during the six months ended April 30, 1998, and $34,000 remains subject to reimbursement through October 31, 1998.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $209,000 for the six months ended April 30, 1998, of which $41,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 1.4% of the outstanding shares of the Emerging Markets Stock Fund at April 30, 1998. For the six months then ended, the fund was allocated $6,000 of Spectrum expenses, $1,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1998, totaled $73,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $14,466,000 with certain affiliates of the manager and paid commissions of $57,000 related thereto.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration Mark]:
1-800-638-2587 toll free

For assistance
with your existing
fund account,  call:

Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

To open a Discount Brokerage
account or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Emerging Markets Stock Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F05-051  4/30/98